EXHIBIT 10.50

THIRD AMENDMENT

TO

AMENDED AND RESTATED REVOLVING AND TERM LOAN CREDIT AGREEMENT

This Third Amendment to Amended and Restated Revolving and Term Loan Credit Agreement (this “Amendment”) is executed effective as of October 15, 2003 (the “Effective Date”), by and among AZZ incorporated, a Texas corporation (“Borrower”), Bank of America, N.A., as Administrative Agent and Collateral Agent for Lenders (in such capacity, “Administrative Agent”), and other Agents and Lenders party hereto.

A. Borrower, Administrative Agent, Lenders and certain other lenders entered into that certain Amended and Restated Revolving and Term Loan Credit Agreement dated as of November 1, 2001, as amended by the First Amendment to Amended and Restated Revolving and Term Loan Credit Agreement dated as of April 4, 2002 and the Second Amendment to Amended and Restated Revolving and Term Loan Credit Agreement dated as of March 7, 2003 (as the same may be further amended, modified, supplemented, restated or amended and restated from time to time, the “Credit Agreement”).

B. Borrower has requested that Administrative Agent and Lenders amend certain terms and provisions of the Credit Agreement.

C. Borrower, Administrative Agent, and Lenders have agreed, upon the following terms and conditions, to amend the Credit Agreement subject to and upon the terms and conditions provided herein.

NOW, THEREFORE, in consideration of the mutual promises herein contained, and for other valuable consideration, the parties hereto agree as follows:

Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

Section 2. Amendments to Credit Agreement. Effective as of the Effective Date, but subject to satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as set forth below.

(a) The definition of “Co-Documentation Agents” in Section1.1 of the Credit Agreement is amended to read as follows:

“‘Documentation Agent’ means Comerica Bank, together with its successors and assigns.”

(b) Section3.2(c) of the Credit Agreement is amended in full to read as follows:

“(c) Term Principal Debt. The Term Principal Debt is due and payable in quarterly installments in the principal amounts indicated in the table below, commencing on the last Business Day of March, 2002, and continuing thereafter on the last Business Day of each March (but excluding March 2003), June, September, and December, with a payment equal to the remaining Term Principal Debt due on the Term Termination Date, in accordance with the following amortization schedule:

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Payment Dates	Principal Installments
March 29, 2002	$1,000,000

June 28, 2002,September 30, 2002 and December 31, 2002	$3,000,000/each

Last Business Day of Each March, June, September, and December, commencing June 30, 2003, through and including September 29, 2006	$1,375,000/each

Term Termination Date	Remaining Term Principal Debt

provided, however, that on the Applicable Sales Date the amount in the table above shall be reduced by an amount equal to the Applicable Sale Proceeds, in accordance with the proviso to Section 3.3(a)(ii); provided further that the Applicable Sales Date shall have occurred by not later than June 30, 2004.”

(c) Section9.29(b) of the Credit Agreement is amended in full to read as follows:

“(b) Maximum Leverage Ratio. On and after December 31, 2002 through and including February 27, 2005, the Leverage Ratio to be greater than 2.50:1, and thereafter, to be greater than 2.25:1, each to be determined with respect to the immediately preceding Rolling Period.”

(d) Section 9.29(c) of the Credit Agreement is amended in full to read as follows:

“(c) Minimum Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio to be less than: (i) from August 31, 2003 through and including February 27, 2005, 1.10:1; and (ii) from February 28, 2005 and thereafter, 1.25:1, in each case determined with respect to the immediately preceding Rolling Period.”

(e) Section 9.29(d) of the Credit Agreement is amended in full to read as follows:

“(d) Intentionally Omitted.”

(f) Schedule 2.1 to the Credit Agreement is deleted and replaced by Schedule2.1 attached hereto.

(g) Exhibit E-1 to the Credit Agreement is amended by deleting Section 5(d) from Annex B thereto.

Section 3. Conditions to Effectiveness. This Amendment shall become effective as of the date first set forth above when and if Administrative Agent has received the following:

(a) an assignment and acceptance agreement effective immediately prior to the effectiveness of this Amendment on the Effective Date, executed by Borrower, Administrative Agent, Lenders, Wells Fargo Bank Texas, National Association and Guaranty Bank (Wells Fargo Bank Texas, National Association and Guaranty Bank being herein called the “Exiting Lenders”), pursuant to which the Exiting Lenders sell and assign to the Lenders, and the Lenders purchase and assume from the Exiting Lenders all of each Exiting Lender’s Rights and obligations under the Credit Agreement and the Related Loan Documents;

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(b) for the respective accounts of the Lenders, an amendment fee in an amount equal to 15 basis points of such Lenders’ respective aggregate Committed Sums (after giving effect to this Amendment);

(c) this Amendment, duly executed by Borrower, each Guarantor, each Lender and Administrative Agent;

(d) a Revolver Note and a Term Note, duly executed by Borrower, each in the amount of each Lender’s Committed Sum under the Revolver Facility and the Term Facility (after giving effect to this Amendment), in replacement of and substitution for, but not in novation or discharge of, the Revolver Note and Term Note held by each Lender prior to this Amendment;

(e) copies of the resolutions of Borrower’s Board of Directors approving and authorizing the execution, delivery and performance by Borrower of this Amendment, certified by a Responsible Officer;

(f) a certificate of a Responsible Officer, certifying the names and true signatures of the officers of Borrower authorized to execute and deliver this Amendment;

(g) (i) for each Guarantor that is not a partnership, copies of the resolutions of the Board of Managers or Board of Directors of such Guarantor, approving and authorizing the execution, delivery and performance by such Guarantor of this Amendment, certified by a Responsible Officer of such Guarantor; and (ii) for each Guarantor that is a partnership, evidence of approval and authorization of the execution, delivery and performance by such Guarantor of this Amendment, accompanied by a certificate from the general partner or other appropriate managing partner;

(h) a certificate of a Responsible Officer (or general partner or other appropriate managing partner, as applicable) of each Guarantor, certifying the names and true signatures of the officers of such Guarantor authorized to execute and deliver this Amendment; and

(i) such other assurances, certificates, documents, consents and opinions as Administrative Agent may reasonably require.

Section 4. Representations and Warranties of Borrower. Borrower represents and warrants to the Lenders and Administrative Agent as set forth below.

(a) The execution, delivery and performance by Borrower of this Amendment and the Credit Agreement, as amended hereby, have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval not heretofore obtained of any director, stockholder, security holder or creditor of Borrower, (ii) violate or conflict with any provision of Borrower’s Articles of Incorporation, (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or leased or hereafter acquired by Borrower, (iv) violate any Laws applicable to Borrower or (v) result in a breach of or constitute a default under, or cause or permit the acceleration of any obligation owed under, any indenture or loan or credit agreement or any other material agreement to which Borrower is a party or by which Borrower or any of its Property is bound or affected.

(b) No authorization, consent, approval, order license or permit from, or filing, registration or qualification with, any Governmental Authority is or will be required to authorize or permit under applicable Law the execution, delivery and performance by Borrower of this Amendment and the Credit Agreement, as amended hereby.

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(c) Each of this Amendment and the Credit Agreement, as amended hereby, has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as enforcement may be limited by Debtor Relief Laws or equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion.

(d) The representations and warranties of Borrower contained in Section 8 of the Credit Agreement are true and correct in all material respects as though made on and as of the Effective Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date).

(e) No Default or Potential Default exists or would result from the effectiveness of this Amendment.

(f) Borrower agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents and certificates as Administrative Agent may reasonably request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

Section 5. Reference to and Effect on Loan Documents.

(a) On and after the Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or any other expression of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof,” “therein” or any other expression of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(b) Except as specifically amended hereby, all provisions of the Credit Agreement and all Collateral Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c) Except as otherwise expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Administrative Agent under any of the Loan Documents or constitute a waiver of any provision of any of the Loan Documents.

(d) Borrower (A) ratifies and confirms all provisions of the Loan Documents applicable to Borrower, and (B) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Administrative Agent under the Loan Documents by Borrower are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation.

Section 6. Costs and Expenses. Borrower agrees to pay on demand all reasonable costs and expenses of Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for Administrative Agent with respect thereto and with respect to advising Administrative Agent as to its rights and responsibilities hereunder and thereunder.

Section 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and

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delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This agreement, when countersigned by the parties hereto, shall be a “Loan Document” as defined and referred to in the Credit Agreement and the other Loan Documents.

Section 8. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

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Section 9. ENTIRETY. THIS AMENDMENT, THE CREDIT AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

AZZ incorporated

By:	/s/ Dana Perry
Dana Perry, Vice President

Signature Page to Third Amendment

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Suzanne M. Paul
Suzanne M. Paul, Vice President

Signature Page to Third Amendment

LENDERS:

BANK OF AMERICA, N.A.

By:	/s/ Steven A. Mackenzie
Steven A. Mackenzie, Vice President

Signature Page to Third Amendment

COMERICA BANK

By:	/s/ Corey R. Bailey
Corey R. Bailey, Vice President

Signature Page to Third Amendment

WASHINGTON MUTUAL BANK, FA

By:	/s/ Randy Woods
Randy Woods, Vice President

Signature Page to Third Amendment

To induce Administrative Agent and Lenders to enter into this Amendment, the undersigned consent and agree (a) to its execution and delivery and terms and conditions thereof, (b) that this document in no way releases, diminishes, impairs, reduces, or otherwise adversely affects any Liens, charges, guaranties, assurances, or other obligations or undertakings of any of the undersigned under any Loan Documents, and (c) waive notice of acceptance of this Amendment, which Amendment binds each of the undersigned and their respective successors and permitted assigns and inures to the benefit of Administrative Agent, Lenders, and their respective successors and permitted assigns.

GUARANTORS :

AZTEC INDUSTRIES, INC.

THE CALVERT COMPANY, INC.

GULF COAST GALVANIZING, INC.

ARKGALV, INC.

ARBOR-CROWLEY, INC.

ATKINSON INDUSTRIES, INC.

AZTEC INDUSTRIES, INC. - MOSS POINT

AUTOMATIC PROCESSING INCORPORATED

ARIZONA GALVANIZING, INC.

HOBSON GALVANIZING, INC.

CGIT WESTBORO, INC.

WESTSIDE GALVANIZING SERVICES, INC.

CARTER AND CRAWLEY, INC.

CENTRAL ELECTRIC COMPANY

CENTRAL ELECTRIC MANUFACTURING COMPANY

ELECTRICAL POWER SYSTEMS, INC.

CLARK CONTROL SYSTEMS, INC.

AZTEC MANUFACTURING PARTNERSHIP, LTD.

By:	AZZ GROUP, LP, its General Partner

	By:	AZZ GP, LLC, its General Partner

AZTEC MANUFACTURING – WASKOM PARTNERSHIP, LTD.

By:	AZZ GROUP, LP, its General Partner

	By:	AZZ GP, LLC, its General Partner

Signature Page to Third Amendment

RIG-A-LITE PARTNERSHIP, LTD.
By:	AZZ GROUP, LP, its General Partner

	By:	AZZ GP, LLC, its General Partner

INTERNATIONAL GALVANIZERS PARTNERSHIP, LTD.

By:	AZZ GROUP, LP, its General Partner

	By:	AZZ GP, LLC, its General Partner

DRILLING RIG ELECTRICAL SYSTEMS CO. PARTNERSHIP, LTD.

By:	AZZ GROUP, LP, its General Partner

	By:	AZZ GP, LLC, its General Partner

AZZ GROUP, LP

By: AZZ GP, LLC, its General Partner

AZZ GP, LLC

AZZ LP, LLC

By:	/s/ Dana L. Perry

Dana L. Perry, Secretary

AZZ Holdings, Inc.

By:	/s/ Mike McLain

Mike McLain, President

Signature Page to Third Amendment

SCHEDULE 2.1

NAME AND ADDRESS OF LENDERS	TERM FACILITY COMMITMENT SUM	REVOLVER FACILITY COMMITTED SUM	COMMITMENT PERCENTAGE
Bank of America, N.A. 901 Main Street, 67th Floor Dallas, TX 75202 Attn: Steven A. Mackenzie 214-209-3680 phone 214-209- fax	$12,272,411.25	$9,917,100.00	49.585500000%

Comerica Bank 8828 Stemmons Freeway, Suite 441 Dallas, TX 75247 Attn: Donald P. Hellman 214-589-4419 phone 972-263-9837 fax	$8,182,770.75	$6,612,340.00	33.061700000%

Washington Mutual Bank, FA 120 W. 3rd Street, Suite 300 Fort Worth, TX 76102 Attn: Randy Woods 817-348-8177 phone 817-333-2775 fax	$4,294,818.00	$3,470,560.00	17.352800000%

Totals	$24,750,000.00	$20,000,000.00	100.000000000%

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MASTER ASSIGNMENT AND ACCEPTANCE AGREEMENT

Reference is made to the Amended and Restated Revolving and Term Loan Credit Agreement dated as of November 1, 2001 (as amended, modified, supplemented, or restated to the Effective Date, the “Credit Agreement”) among AZZ incorporated (“Borrower”), Bank of America, N.A., as Administrative Agent for Lenders (“Administrative Agent”), and Agents and Lenders party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Each “Assignor” and each “Assignee” referred to on Schedule 1 and Borrower agree as follows:

1. Each Assignor hereby sells and assigns to each Assignee, without recourse and without representation or warranty except as expressly set forth herein, and each Assignee hereby purchases and assumes from each Assignor, an interest in and to each Assignor’s Rights and obligations in each Facility under the Credit Agreement and the related Loan Documents as of the Effective Date so that, after giving effect to such sale, assignment, purchase and assumption (and to the Committed Sum already held by, and the portion of the Principal Debt already owing to, each Assignee under each Facility), (a) the Committed Sum of, and portion of the Principal Debt owing to, each Assignee under each Facility shall be as set forth on Schedule 1 and (b) the Committed Sum of, and portion of the Principal Debt owing to, each Assignor under each Facility shall be $0. The aggregate amount to be paid by Assignees to Wells Fargo Bank Texas, National Association in purchase of the portion of the Principal Debt owing to Wells Fargo Bank Texas, National Association shall be $3,669,164.43. The aggregate amount to be paid by Assignees to Guaranty Bank in purchase of the portion of the Principal Debt owing to Guaranty Bank shall be $5,789,655.50.

2. Each Assignor (a) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties, or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any party to any Loan Document or the performance or observance by any such party of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto; and (d) attaches the Notes held by such Assignor and requests that Administrative Agent exchange such Notes for new Notes. Such new Notes shall be prepared in accordance with the provisions of Section 3.1(a) of the Credit Agreement and will reflect the Committed Sum of, and portion of the Principal Debt owing to, each Assignee under each Facility after giving effect to this Assignment and Acceptance Agreement and after giving effect to the reduction of the Committed Sum under the Revolver Facility contemplated by paragraph 7 of this Assignment and Acceptance Agreement.

3. Each Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance Agreement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the Current Financials and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance Agreement; (c) agrees that it will, independently and without reliance upon Administrative Agent, Assignor, or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (d) confirms that it is an Eligible Assignee; (e) appoints and authorizes Administrative Agent to take such action as Administrative Agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to Administrative Agent by the terms thereof, together with such

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powers and discretion as are reasonably incidental thereto; (f) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; and (g) attaches any U.S. Internal Revenue Service or other forms required under Section4.6(d) of the Credit Agreement.

4. Following the execution of this Assignment and Acceptance Agreement by each Assignor, each Assignee, and Borrower, it will be delivered to Administrative Agent for acceptance and recording by Administrative Agent pursuant to the Credit Agreement. The effective date for this Assignment and Acceptance Agreement shall be the date set forth on Schedule 1 hereof (the “Effective Date”).

5. Upon such acceptance and recording by Administrative Agent, as of the Effective Date, (a) each Assignee shall continue to be a party to the Credit Agreement and have the Rights and obligations of a Lender thereunder, and (b) each Assignor shall relinquish all of its Rights and be released from all of its obligations under the Credit Agreement.

6. Upon such acceptance and recording by Administrative Agent, from and after the Effective Date, Administrative Agent shall make all payments under the Credit Agreement, the Notes, and loan accounts in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest, and commitment fees and other fees with respect thereto) to each Assignee.

7. Borrower has executed this Assignment and Acceptance Agreement to evidence its acknowledgment and agreement that (a) upon the acceptance and recording by Administrative Agent hereof, Borrower shall pay all accrued interest on the Principal Debt to the Effective Date and all accrued Commitment Fees, Commission Fees and other fees and expenses owing to Lenders to the Effective Date (for distribution by Administrative Agent to Lenders in accordance with their Pro Rata Parts immediately prior to the effectiveness of this Assignment and Acceptance Agreement) and (b) immediately after the effectiveness of this Assignment and Acceptance Agreement on the Effective Date, Borrower will enter into an amendment to the Credit Agreement pursuant to which, among other things, the Revolver Commitment shall be reduced to $20,000,000 (and, by their execution hereof, each Assignee and Administrative Agent likewise agrees to enter into such an amendment).

8. Administrative Agent waives the receipt of the processing fees contemplated by Section13.13(b)(iv) of the Credit Agreement in connection with this Assignment and Acceptance Agreement.

9. THIS ASSIGNMENT AND ACCEPTANCE AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

10. This Assignment and Acceptance Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance Agreement.

IN WITNESS WHEREOF, each Assignor, each Assignee and Borrower have caused Schedule 1 to this Assignment and Acceptance Agreement to be executed by their officers thereunto duly authorized as of the date specified thereon.

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SCHEDULE 1

TO ASSIGNMENT AND ACCEPTANCE AGREEMENT

Assignee	Revolver Committed Sum	Term Committed Sum	Revolver Principal Debt	Term Principal Debt
Bank of America, N.A.	$22,313.475.00	$12,272,411.25	$3,995,622.76	$12,272,411.25
Comerica Bank	$14,877,765.00	$8,182,770.75	$2,664,127.23	$8,182,770.75
Washington Mutual Bank, FA	$7,808,760.00	$4,294,818.00	$1,398,296.73	$4,294,818.00

Totals	$45,000,000.00	$24,750,000.00	$8,058,046.72	$24,750,000.00

EFFECTIVE DATE OF ASSIGNMENT: October 15, 2003.

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Schedule 1 to Master Assignment and Acceptance Agreement

WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, as an Assignor

By:	/s/ Daniel T. Brown
Daniel T. Brown, Vice President

GUARANTY BANK, as an Assignor

By:	/s/ Michael Ansolabehere
Michael Ansolabehere, Vice President

BANK OF AMERICA, N.A., as an Assignee

By:	/s/ Steven A. Mackenzie
Steven A. Mackenzie, Vice President

COMERICA BANK, as an Assignee

By:	/s/ Corey R. Bailey
Corey R. Bailey, Vice President

WASHINGTON MUTUAL BANK, FA, as an Assignee

By:	/s/ Randy Woods
Randy Woods, Vice President

AZZ INCORPORATED

By:	/s/ Dana Perry
Dana Perry, Vice President

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Suzanne M. Paul
Suzanne M. Paul, Vice President

Schedule 1 to Master Assignment and Acceptance Agreement